UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2015

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue
Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 17, 2015, the Board of Directors (the “Board”) of Perry Ellis International, Inc., a Florida corporation (the “Company”), determined that the Company’s 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”) will be held on Friday, July 17, 2015, at a time and location still to be determined. On April 17, 2015, the Board also determined that the record date for the determination of shareholders entitled to receive notice of, and to vote at, the 2015 Annual Meeting shall be the close of business on Friday, May 22, 2015. Because the date of the 2015 Annual Meeting differs by more than thirty (30) days from the anniversary date of the 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”), which was held on June 5, 2014, the Company is providing this information in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Deadline for Shareholder Proposals Submitted Pursuant to Rule 14a-8 of the Exchange Act

As noted above, the 2015 Annual Meeting date represents a change of more than thirty (30) days from the anniversary date of the 2014 Annual Meeting. As a result, pursuant to Rule 14a-8 under the Exchange Act, the Company has set a new deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company’s proxy materials for the 2015 Annual Meeting. Pursuant to Rule 14a-8(e)(2) under the Exchange Act, such proposals must be received by the Company’s Secretary on or before the close of business on May 8, 2015, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Such proposals also need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.

Deadline for Shareholder Proposals Submitted Outside of Rule 14a-8 of the Exchange Act

Pursuant to the Company’s Restated Articles of Incorporation (the “Restated Articles”) and Amended and Restated Bylaws (the “Bylaws”), the deadline for shareholder proposals submitted outside of Rule 14a-8 of the Exchange Act and director nominations is determined based on the date of the current year’s annual meeting. Accordingly, to be considered timely, advance notices of such shareholder proposals and nominations must be received by the Company’s Secretary no earlier than April 18, 2015 and no later than the close of business on May 18, 2015. Such advance notices of shareholder proposals and nominations must also comply with the requirements set forth in the advance notice provisions contained in the Restated Articles and Bylaws and shareholders are urged to read the complete text of such advance notice provisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: April 17, 2015	By:	/s/ Cory Shade
Cory Shade, SVP, General Counsel and Secretary